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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
CROSS COUNTRY HEALTHCARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard, N.W.
Boca Raton, Florida 33487

                                April 12, 2004

Dear Cross Country Healthcare Stockholder:

        I invite you to attend our Annual Meeting of Stockholders. The meeting will be held on Tuesday, May 11, 2004 at 9:00 a.m. Eastern Daylight Time at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York 10036-8299.

        On the following pages you will find the Notice of Meeting, which lists the matters to be considered and acted upon at the meeting, and the Proxy Statement. After the formal business session, we will discuss the financial results for 2003 and report on current operations.

        Your vote is very important regardless of the number of shares you own. Detailed voting instructions appear on page 1 of the Proxy Statement. The Board of Directors unanimously recommends that you vote "FOR" Proposals I and II described in the Proxy Statement.

Sincerely,

Joseph A. Boshart President and Chief Executive Officer

CROSS COUNTRY HEALTHCARE, INC.
6551 Park Of Commerce Boulevard, N.W.
Boca Raton, Florida 33487

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2004

To the Holders of Common Stock:

        The Annual Meeting of Stockholders of Cross Country Healthcare, Inc. (the "Company") will be held at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York 10036-8299 on Tuesday, May 11, 2004, at 9:00 a.m. Eastern Daylight Time for the following purposes:

  1.
  To elect nine directors;

  2.
  To approve and ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004; and

  3.
  To transact such other business, if any, as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 15, 2004 are entitled to receive notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,
Stephen W. Rubin Secretary

CROSS COUNTRY HEALTHCARE, INC.
6551 Park Of Commerce Boulevard, N.W.
Boca Raton, Florida 33487

PROXY STATEMENT

GENERAL INFORMATION

        These proxy materials are furnished in connection with the solicitation by the Board of Directors of Cross Country Healthcare, Inc. ("Cross Country," "the Company," "our," "we," or "us"), a Delaware corporation, of proxies to be voted at our 2004 Annual Meeting of Stockholders (the "Annual Meeting") or at any adjournment or postponement thereof.

        You are invited to attend our Annual Meeting on May 11, 2004, beginning at 9:00 a.m. Eastern Daylight Time at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York 10036-8299. This Proxy Statement, form of proxy and voting instructions are being mailed to our stockholders on or about April 12, 2004.

        Stockholders Entitled to Vote.    Persons holding shares of Cross Country's common stock, par value $.0001 per share (the "Common Stock"), at the close of business on March 15, 2004, the record date for the Annual Meeting, are entitled to receive notice of and to vote their shares at the Annual Meeting. As of that date, there were 31,978,121 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

        Proxies.    Your vote is important. Stockholders of record may vote their proxies by marking the appropriate boxes on the enclosed proxy card and by signing, dating and returning the card in the enclosed envelope. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice of revocation to the Inspectors of Election, timely delivering a valid, later-dated proxy or voting by ballot at the Annual Meeting.

        Vote at the Annual Meeting.    Your mail-in vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

        All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign and return your proxy card but do not give voting instructions, the shares represented by the proxy will be voted by the Proxy Committee as recommended by the Board of Directors.

        The Proxy Committee consists of Joseph A. Boshart and Thomas C. Dircks. Proxy cards, unless otherwise indicated by the stockholder, confer upon the Proxy Committee discretionary authority to vote all shares of stock represented by the proxies on any matter which may be properly presented for action at the Annual Meeting even if not covered herein. If any of the nominees for director named in Proposal I—Election of Directors should be unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board of Directors in place of such nominee. The Board of Directors is not aware of any matter for action by the stockholders at the Annual Meeting other than the matters described in the Notice.

        Quorum.    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding entitled to vote at the Annual Meeting is required to constitute a quorum.

        Required Vote. A plurality of the votes of holders of shares represented at the Annual Meeting, in person or by proxy and entitled to vote is required for the election of directors. The affirmative vote of holders of a majority of shares represented at the Annual Meeting, in person or by proxy and entitled to vote is required for the ratification of the Board's selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 2004. Abstentions have the same effect as a vote against any proposal. Broker non-votes are deemed not entitled to vote and are not counted as votes for or against any proposal.

        Proxy Solicitation.    The Company will bear the cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. The Company expects to engage Georgeson Shareholder Communications, Inc. to act as proxy solicitor in connection with the Annual Meeting.

        Stockholder Communications.    The Board of Directors has adopted a process by which stockholders may communicate with our directors. Any stockholder wishing to do so may call our toll-free phone number at 800-354-7197 or send an e-mail to governance@crosscountry.com. All such communications will be kept confidential and forwarded directly to the Board of Directors or any committee of the Board of Directors, as applicable.

        Code of Ethics and Business Ethics Policy.    Cross Country has adopted a code of ethics and a business ethics policy that applies to all of our employees, including executive officers and the Board of Directors. The code of ethics and business ethics policy are available at the Corporate Governance Section of our website at www.crosscountry.com.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our Common Stock by each person who is known by us to be the beneficial owner of more than 5% of our Common Stock, our Chief Executive Officer and the four most highly compensated persons (other than the CEO) who were serving as executive officers at December 31, 2003 (the "Named Executive Officers"), each of our directors, and all directors and executive officers as a group. The percentages in the last column are based on 31,978,121 shares of Common Stock outstanding on March 15, 2004. In each case, except as otherwise indicated in the footnotes to the table, the shares shown in the second column are owned directly by the individual or members of the group named in the first column and such individual or group members have sole voting and dispositive power with respect to the shares shown. For purposes of this table, beneficial ownership is determined in accordance with federal securities laws and regulations. Persons shown in the table disclaim beneficial ownership of all securities not held by such persons directly and inclusion in the table of shares not owned directly by such persons does not constitute an admission that such shares are beneficially owned by the director or officer for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act" or any other purpose.

Name	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock Owned
Charterhouse Equity Partners III, L.P.	7,008,590	(a)(b)	21.9%
Morgan Stanley Private Equity and affiliates	4,390,473	(a)(c)	13.7%
Eastborne Capital Management, L.L.C. and affiliates	3,333,800	(a)(d)	10.4%
Third Avenue Management L.L.C.	2,724,119	(a)(e)	8.5%
Royce & Associates, L.L.C.	2,442,000	(a)(f)	7.6%
ICM Asset Management, Inc. and affiliates	1,666,870	(a)(g)	5.2%
Joseph A. Boshart	733,163	(i)(j)	2.3%
W. Larry Cash	8,250	(i)(j)	*
Thomas C. Dircks	—	(j)(k)	—
C. Taylor Cole Jr.	—	(j)(k)	—
Eric T. Fry	—	(h)(j)	*
Emil Hensel	507,251	(i)(j)	1.6%
M. Fazle Husain	—	(h)(j)	—
Joseph Swedish	7,250	(i)(j)	*
Joseph Trunfio	6,250	(i)(j)	*
Vickie Anenberg	239,773	(i)(j)	*
Kevin Conlin	—	(j)	—
Carol D. Westfall	43,631	(i)(j)	*
All directors and executive officers as a group	2,002,764	(l)	6.0%

*
Less than 1%

(a)
Addresses are as follows: Charterhouse Equity Partners III, L.P., 1105 North Market Street, Suite 1300, Wilmington, New Castle County, Delaware 19899; Morgan Stanley Private Equity and affiliated entities, 1585 Broadway, New York, New York 10036; Eastborne Capital Management, L.L.C and affiliates, 1101 Fifth Avenue, Suite 160, San Rafael, California 94901; Third Avenue Management L.L.C., 622 Third Avenue, 32nd Floor, New York, New York, 10017; Royce & Associates, L.L.C., 1414 Avenue of the Americas, New York, New York 10019; and ICM Asset Management, Inc. and affiliates, 601 W. Main Avenue, Suite 600, Spokane, Washington 99201.

(b)
The general partner of Charterhouse Equity Partners III, L.P. ("CEP III") is CHUSA Equity Investors III, L.P., whose general partner is CEP III, Inc., a wholly owned subsidiary of Charterhouse Group, Inc.

(c)
Consists of 3,955,264 shares owned by Morgan Stanley Dean Witter Capital Partners IV, L.P. and its related investment funds (collectively, "MSDWCP") and 435,209 shares owned by Morgan Stanley Venture Partners III, L.P. and its related investment funds (collectively, "MSVP"). The general partner of MSDWCP is MSDW Capital Partners IV, LLC, the institutional managing member of which is MSDW Capital Partners IV, Inc. ("MSDWCP Inc."), a wholly owned subsidiary of Morgan Stanley ("MSDW"). The general partner of MSVP is Morgan Stanley Venture Partners III, L.L.C. ("MSVP L.L.C."), the institutional managing member of which is Morgan Stanley Venture Capital III, Inc. ("MSVC, Inc."), a wholly owned subsidiary of MSDW.

(d)
The information regarding the beneficial ownership of shares by Eastbourne Capital Management, L.L.C. was obtained from its statement on Schedule 13G, filed with the

    Commission on January 28, 2004. Such statement discloses that Eastbourne Capital Management, L.L.C, and Richard Jon Barry possess shared dispositive and voting power over 3,333,800 shares. Black Bear Offshore Master Fund, L.P. possesses shared voting and dispostive power over 2,188,701 shares.

  (e)
  The information regarding the beneficial ownership of shares by Third Avenue Management L.L.C. was obtained from its statement on Schedule 13G, filed with the Commission on January 23, 2004. Such statement discloses that Third Avenue Management L.L.C. possesses sole dispositive power over 2,272,419 shares and sole voting power over 2,724,119 shares.

  (f)
  The information regarding the beneficial ownership of shares by Royce & Associates, L.L.C. was obtained from its statement on Schedule 13G, filed with the Commission on January 30, 2004. Such statement discloses that Royce & Associates, L.L.C. possesses sole voting and dispositive power over 2,442,000 shares.

  (g)
  The information regarding the beneficial ownership of shares by ICM Asset Management, Inc. was obtained from its statement on Schedule 13G, filed with the Commission on February 11, 2004. Such statement discloses that Royce & Associates, L.L.C. and James M. Simmons possess shared voting power over 959,270 shares and shared dispositive power over 1,666,870 shares.

  (h)
  Eric T. Fry is Managing Director of both MSDWCP Inc. and Morgan Stanley & Co. Incorporated ("MS& Co.") M. Fazle Husain is a Managing Director of MSVC, Inc. and MS & Co., and a managing member of MSVP L.L.C.

  (i)
  Includes shares of restricted common stock and shares of common stock which the directors and named executive officers have the right to acquire through the exercise of stock options within 60 days of March 15, 2004 as follows: Joseph A. Boshart, 487,951; W. Larry Cash, 6,250; Emil Hensel, 405,160; Joseph Swedish, 6,250; Joseph Trunfio, 6,250; Vickie Anenberg, 204,280; and Carol D. Westfall, 24,269.

  (j)
  Address is c/o Cross Country Healthcare, Inc., 6551 Park of Commerce Boulevard, N.W., Boca Raton, Florida 33487.

  (k)
  Thomas C. Dircks is an executive officer and director of Charterhouse. C. Taylor Cole is an executive officer of Charterhouse.

  (l)
  Includes 16,216 shares of restricted common stock, and 1,533,615 shares of common stock which the directors and executive officers have the right to acquire through the exercise of stock options within 60 days of March 15, 2004.

PROPOSAL I

ELECTION OF DIRECTORS

        The Board of Directors currently consists of nine members. All of the directors currently serving on the Board of Directors have been nominated by the Nominating Committee of the Board of Directors for re-election to one year terms at the Annual Meeting. Each nominee elected will hold office until the Annual Meeting of Stockholders to be held in 2005 and until a successor has been duly elected and qualified, unless prior to such meeting a director shall resign, or his or her directorship shall become vacant due to his or her death or removal.

        Shares represented by proxies that are returned properly signed will be voted FOR the nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for one or more or for all of the nominees listed. A proxy cannot be voted for a greater number of persons than the nine nominees named below. Directors are elected by a plurality of the votes cast. Shares not voted, whether by withholding or broker non-vote, have no effect on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a proportionately larger number of votes.

        The following nine individuals have been nominated for election at the Annual Meeting for a term ending 2005:

Name	Age	Position
Joseph A. Boshart	47	President, Chief Executive Officer and Director
Emil Hensel	53	Chief Financial Officer and Director
W. Larry Cash	55	Director
C. Taylor Cole Jr.	35	Director
Thomas C. Dircks	46	Director
Eric T. Fry	37	Director
M. Fazle Husain	39	Director
Joseph Swedish	52	Director
Joseph Trunfio	57	Director

        The Board recommends that holders vote "FOR" the election of the nominees.

        The following information sets forth the principal occupation and employment during the past five years of each director nominee, positions and offices with us, and certain other information. No family relationship exists among any of the directors or executive officers.

        Joseph A. Boshart has served as President and Chief Executive Officer since July 1999, and formerly served in such capacities at our predecessor since 1994. He has served as a director since July 1999. He also serves on the board of a privately held company. Mr. Boshart holds a B.S. degree in Economics from the University of Michigan.

        Emil Hensel has served as Chief Financial Officer since July 1999 and formerly served in such capacity at our predecessor since 1991. He has served as a director since July 1999. Mr. Hensel holds a B.S. degree in electrical engineering from Columbia University, a Masters degree in Engineering from Johns Hopkins University and an MBA from New York University.

        W. Larry Cash has been a director and Audit Committee member since October 2001. He has been the Executive Vice President and Chief Financial Officer of Community Health Systems since September 1997 and a Director of Community Health Systems since May 2001. Prior to joining Community Health Systems, Mr. Cash served as Vice President and Group Chief Financial Officer of Columbia/HCA Healthcare Corporation from September 1996 to August 1997. Prior to Columbia/HCA, Mr. Cash spent 23 years at Humana Inc., most recently as Senior Vice President of Finance and

Operations from 1993 to 1996. He received his B.S. in Accounting from the University of Kentucky at Lexington in 1970.

        C. Taylor Cole Jr. has been a director since March 2004. Mr. Cole has been a Partner at Charterhouse Group, Inc., a private equity firm, since October 2002. Mr. Cole served as Senior Vice President of Charterhouse from June 2001 to October 2002 and served as Vice President from January 2000 to June 2001 and has been employed at Charterhouse since July 1998. He received B.A. in History in 1991 and an M.B.A in 1998 from the University of Virginia. He serves as a director on the boards of two privately held companies.

        Thomas C. Dircks has been a director since July 1999, a member of the Compensation Committee since October 2001 and a member of the Nominating Committee since March 2004. Mr. Dircks has been Managing Partner of Charterhouse Group, Inc., a private equity firm, since June 2002. Mr. Dircks served as President of Charterhouse from June 2001 until June 2002 and served as Executive Vice President of Charterhouse from July 2000 until June 2001 and has been employed as an executive officer of Charterhouse since 1983. He was previously employed as a Certified Public Accountant at a predecessor of PricewaterhouseCoopers, LLP. He holds a B.S. in Accounting and an M.B.A. from Fordham University. Mr. Dircks is also a director of a number of privately held companies.

        Eric T. Fry has been a director since April 2004, a member of the Compensation Committee since April 2004 and a member of the Nominating Committee since April 2004. He is a Managing Director of both Morgan Stanley Private Equity and Morgan Stanley & Co. Incorporated since December 2001 and has worked at Morgan Stanley & Co., Incorporated since 1989. Mr. Fry received a B.S. in Economics from the University of Pennsylvania's Wharton School in 1989 and an M.B.A. from Harvard University's Graduate School of Business Administration in 1994. Mr. Fry is also director of ACG Holdings, Inc., Vanguard Health Systems, Inc. and a number of privately held companies.

        M. Fazle Husain has been a director since December 1999. He is a Managing Director of Morgan Stanley & Co. Incorporated and has worked at Morgan Stanley & Co. Incorporated from 1987 to 1989, and since 1991. Mr. Husain received a B.S. in Chemical Engineering from Brown University and an M.B.A. from the Harvard Graduate School of Business Administration. He is also a director of Allscripts Healthcare Solutions, Inc., Healthstream Inc., and several privately held companies.

        Joseph Swedish has been a director and Audit Committee member since October 2001, and has been President and Chief Executive Officer and a Director of Centura Health since January 1999. Prior to joining Centura Health, Mr. Swedish served as President and Chief Executive Officer of the East Florida Division of Columbia/HCA Healthcare Corporation from March 1994 to January 1999. He received his B.S. from the University of North Carolina at Charlotte in 1973 and a Master's Degree in Health Administration from Duke University in 1979.

        Joseph Trunfio has been a director and Audit Committee member since October 2001 and has served as President and Chief Executive Officer of Atlantic Health System, a not-for-profit hospital group, since March 1999, where he is a member of the Board of Trustees. From July 1997 to February 1999, Mr. Trunfio served as President and Chief Executive Officer of Via Caritas Health System, a not-for-profit hospital group. Prior to his position with Via Caritas Health System, he served as President and Chief Executive Officer of SSM Healthcare Ministry Corp., a not-for-profit hospital group. Mr. Trunfio holds a Ph.D. in Clinical Psychology from the University of Miami.

        Pursuant to our Amended and Restated Stockholders Agreement, dated August 23, 2001, CEP III and the funds managed by Morgan Stanley Private Equity each have the right to designate two directors for nomination to our board of directors. If either CEP III, on the one hand, or the funds managed by Morgan Stanley Private Equity, on the other hand, reduces its respective ownership by more than 50% of its holdings prior to our initial public offering, the number of directors that such party shall have the right to designate shall be reduced to only one. Once they transfer 90%, their right to appoint directors terminates under the Shareholder Agreement.

  Affirmative Determinations Regarding Director Independence and Other Matters

        The Board of Directors has determined each of the following directors to be an "independent director" under the National Association of Securities Dealers ("NASD") Marketplace Rule 4200(a) (15):

      W. Larry Cash
      C. Taylor Cole Jr.
      Thomas C. Dircks
      Eric T. Fry
      M. Fazle Husain
      Joseph Swedish
      Joseph Trunfio

        The Board of Directors has also determined that each member of the Audit, Compensation and Nominating Committees meet the applicable independence requirements set forth by the NASD, the Securities and Exchange Commission (the "Commission") and the Internal Revenue Service. The Board of Directors has further determined that W. Larry Cash, a member and Chairman of the Audit Committee is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K promulgated by the Commission.

Director Compensation and Other Arrangements

        We do not pay cash compensation to our employee directors or directors affiliated with our principal stockholders. Messrs. Cash, Swedish and Trunfio, each received cash compensation in the amount of $3,500 per "in-person" board meeting attended and $1,500 per telephonic board meeting or committee meeting attended in 2003. All directors are also reimbursed for the expenses they incur in attending meetings of the Board or Board committees. In accordance with the Company's Amended and Restated 1999 Stock Option Plan, Messrs. Cash, Swedish and Trunfio are each eligible to receive a grant of stock options of our common stock as of the first day of the month following our Annual Meeting. Twenty-five percent of each option grant becomes exercisable on each of the four anniversaries following the date of grant.

Board Committees and Meetings

        Meetings of the Board of Directors.    During the year ended December 31, 2003, there were four meetings of the Board of Directors. Each director who served in such capacity during the year ended December 31, 2003 attended not less than 75% of the aggregate number of meetings of the Board of Directors and of the committee or committees thereof on which he or she served. All of the directors nominated for election to the Board, other than C. Taylor Cole Jr. and Eric T. Fry, were members of the Board for the entire 2003 year. A. Lawrence Fagan resigned from the Board in June 2003 and C. Taylor Cole was nominated by a majority of the independent directors and replaced Mr. Fagan in March 2004. Karen H. Bechtel resigned from the Board in March 2004 and Eric T. Fry was nominated by a majority of the independent directors and replaced Ms. Bechtel in April 2004. Neither Ms. Bechtel nor Mr. Fagan resigned due to any disagreements with the Company. It is the policy of the Board of Directors to have the independent directors meet in executive session at each meeting of the Board. It is also our policy that all directors should attend the Annual Meeting of Stockholders. All of the directors attended the 2003 Annual Meeting.

        Committees of the Board of Directors.    The three standing committees of the Board are the Audit, Compensation and Nominating Committees. Members of each committee, who are elected by the full Board, are named below.

  Audit Committee

        The Audit Committee consists of Messrs. Cash, Swedish and Trunfio, each of whom joined the Audit Committee upon their appointment to the Board in October 2001. Mr. Cash is the Chairman of the Audit Committee. Messrs. Cash, Swedish and Trunfio are independent directors under Marketplace Rule 4200(a) (15) of the NASD. The Audit Committee has adopted a written charter, which is available on our website at www.crosscountry.com and was annexed as Appendix A to our Proxy Statement for the 2002 Annual Meeting of Stockholders. The Audit Committee is the principal agent of the Board of Directors in overseeing (i) the quality and integrity of the Company's financial statements, (ii) legal and regulatory compliance, (iii) the independence, qualifications, and performance of the Company's independent accountants, (iv) the performance of the Company's internal auditors, and (v) the integrity of management and the quality and adequacy of disclosures to stockholders. The Committee also:

  •
  is solely responsible for hiring and terminating our independent accountants and pre-approving all auditing, as well as any audit-related, tax advisory and any other non-auditing services, to be performed by the independent accountants;

  •
  reviews and discusses with Cross Country's independent accountants their quality control procedures and our critical accounting policies and practices;

  •
  regularly reviews the scope and results of audits performed by our independent accountants and internal auditors;

  •
  meets with management to review the adequacy of our internal control framework and its financial, accounting, and reporting and disclosure control processes;

  •
  reviews our periodic filings and quarterly earnings releases;

  •
  reviews and discusses with our chief executive and financial officers the procedures they followed to complete their certifications in connection with Cross Country's periodic filings with the Commission; and

  •
  discusses management's plans with respect to our major financial risk exposures.

        During the year ended December 31, 2003, there were eight meetings of the Audit Committee. The Audit Committee also has met in executive session and has independent calls with external auditors.

  Compensation Committee

        The Compensation Committee oversees the compensation of our executives, our executive management structure, the compensation related policies and programs involving the Company's executive management and the level of benefits of officers and key employees. During 2003, it consisted of Thomas C. Dircks and Karen H.Bechtel, who were both independent directors under Market Place Rule 4200(a) (15) of the NASD. In April 2004 Mr. Fry replaced Ms. Bechtel on the Compensation Committee. Mr. Fry is an independent director under Market Place Rule 4200(a) (15) of the NASD. Mr. Dircks replaced Ms. Bechtel as Chairman of the Compensation Committee. During the year ended December 31, 2003, there were two meetings of the Compensation Committee.

  Nominating Committee

        The Company established a Nominating Committee in March 2004. Consequently, the Company did not have a standing nominating committee or a committee performing similar functions during the 2003 fiscal year. The Nominating Committee has a written charter, which is available on our website at www.crosscountry.com. The members of the Nominating Committee were Thomas C. Dircks and Karen

Bechtel until April 2004, each of whom was independent under Marketplace Rule 4200(a) (15) of the NASD. Thomas C. Dircks is the Chairman of the Nominating Committee. In April 2004 Mr. Fry replaced Ms. Bechtel on the Nominating Committee. Mr. Fry is an independent director under Market Place Rule 4200(a) (15) of the NASD. The duties of the Nominating Committee are summarized as follows:

  •
  identifying individuals qualified to become Board members;

  •
  evaluating and recommending for the Board's selection nominees to fill positions on the Board; and

  •
  overseeing the evaluation of the Board and management.

        The Board's current policy with regard to the consideration of director candidates recommended by stockholders is that the Nominating Committee will review and consider any director candidates who have been recommended by stockholders in compliance with the procedures established from time to time by the Board (the current procedures are described below), and conduct inquiries as it deems appropriate. The Nominating Committee will consider for nomination any such proposed director candidate who is deemed qualified by the Nominating Committee in light of the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

        In considering director nominees, the Nominating Committee will consider the following:

  •
  the needs of the Company with respect to particular areas of specialized knowledge;

  •
  the relevant business experience of the nominee including any experience in health care, business, finance, accounting, administration or public service;

  •
  the personal and professional integrity of the nominee;

  •
  the nominee's ability to commit the resources necessary to be an effective director of a public company, including the nominee's ability to attend meetings; and

  •
  the overall balance and diversity of the Board.

        Other than the foregoing, there are no stated minimum criteria for nominees, although the Nominating Committee may also consider other facts as it may deem are in the best interests of the Company and its stockholders.

        All stockholder recommendations for director candidates must be submitted to the Company's legal department at 6551 Park of Commerce Blvd. N.W., Boca Raton, Florida, 33487, who will forward all recommendations to the Nominating Committee. All stockholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting.

        All stockholder recommendations for director candidates must include the following information:

  •
  The name and address of record of the stockholder.

  •
  A representation that the stockholder is a record holder of the Company's securities, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  •
  The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate.

  •
  A description of the qualifications and background of the proposed director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time.

  •
  A description of all arrangements or understandings between any stockholder and the proposed director candidate.

  •
  The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Corporation's annual meeting of stockholders, and (ii) to serve as a director if elected at such annual meeting.

  •
  Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Commission.

        Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members, including nominees recommended by stockholders, and recommending to the Board the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. Director nominees are selected by the Nominating Committee in accordance with the policies and principles in its charter and the criteria set forth above. There are no differences in the manner in which the Nominating Committee evaluates director nominees recommended by stockholders. The Nominating Committee has the authority to retain a search firm to identify or evaluate or assist in identifying and evaluating potential nominees. To date, the Company has not paid any fees to any such search firms.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls, the quality of its financial reporting, and the independence and performance of the Company's independent public accountants. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the proxy statement for the Company's 2002 Annual Meeting of Stockholders.

        Management has the primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with generally accepted accounting principles, and discuss with us any issues they believe should be raised with us.

        The Audit Committee reviewed the Company's unaudited financial statements for each calendar quarter of 2003 as well as the Company's audited financial statements for the 2003 fiscal year and reviewed and discussed the financial statements with management and Ernst & Young LLP ("E&Y"), the Company's independent accountants. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

        We have received from E&Y the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with E&Y their independence from the Company and its management. The Audit Committee also discussed with E&Y any matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

        Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                      THE AUDIT COMMITTEE
                      W. Larry Cash
                      Joseph Swedish
                      Joseph Trunfio

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

        The members of the Compensation Committee were Karen H. Bechtel and Thomas C. Dircks through March 2004. The Company's executive compensation program is focused on shareholder value, the overall performance of the Company, success of the Company as impacted by an executive's performance and the performance of an individual executive. Each action of the Compensation Committee during the year ended December 31, 2003 was taken at a meeting of such Committee or was adopted pursuant to an action by written consent in lieu of a meeting, pursuant to the General Corporation Law of the State of Delaware.

        The Compensation Committee's objective is to provide competitive levels of compensation to the Company's executive officers that are integrated with the Company's long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The compensation policies and programs utilized by the Compensation Committee have been reviewed with independent compensation consultants and endorsed by the Board of Directors and generally consist of the following:

  •
  provide executive officer total compensation in relation to Company performance;

  •
  provide a compensation program competitive with that received by executives of comparable companies in the healthcare staffing industry in order to attract, motivate, and retain qualified personnel;

  •
  provide a management tool for focusing and directing the energies of key executives toward achieving individual and corporate objectives; and

  •
  provide long-term incentive compensation in the form of restricted stock and stock option awards to link individual success to that of the Company.

        The Company's executive compensation consists of three key components: base salary, annual incentive compensation in the form of cash bonuses, stock options and restricted stock grants, each of which is intended to complement the others and, collectively, satisfy the Company's compensation objectives. The Compensation Committee's policies with respect to each of the three components are discussed below.

        Base Salary.    Each fiscal year the Compensation Committee, along with the Chief Executive Officer, reviews and approves the annual salaries for the Company's executive officers (other than the CEO). Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Company and corporate and individual performance.

        Cash Bonuses.    The Compensation Committee provides annual incentives to the Company's executive officers in the form of cash bonuses. In 2003, these bonuses were given pursuant to our bonus plan. Under our bonus plan, 70% of the bonus is tied to the achievement of annual operating profit targets, and the remaining 30% is tied to the achievement of strategic and operating objectives established annually by our Board of Directors.

        Stock Options and Restricted Stock.    The primary objective of the stock option and restricted stock program is to link the interests of the Company's executive officers and other selected employees to the stockholders through significant grants of stock options or restricted stock made at the discretion of the Compensation Committee. The Company's stock option plans authorize the issuance of both incentive and non-qualified stock options to officers and employees of the Company, including key employees. Subject to general limits prescribed by the plans, the Compensation Committee has the authority to determine the individuals to who stock options are awarded and the terms of the options and the number of shares subject to each option. The size of any particular stock option award is based upon the employee's position with the Company and the individual performance during the related evaluation period.

        Chief Executive Officer's Compensation.    As discussed under "Employment Agreements," the Company is a party to an employment agreement with Mr. Boshart. The salary, bonus and restricted stock grant given to Mr. Boshart in 2003 were based on the Compensation Committee's review of the compensation paid to the chief executive officers of comparable companies, assessment of the Company's revenue and earnings growth, the success of the Company's acquisition program as well as the Compensation Committee's continued recognition of Mr. Boshart's leadership of the Company.

                      THE COMPENSATION COMMITTEE
                      Karen H. Bechtel
                      Thomas C. Dircks

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

        The Board of Directors has established a Compensation Committee. During the year ended December 31, 2003:

  •
  None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  None of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

  •
  None of the Company's executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no such committee the entire Board of Directors) of another entity where one of that entity's executive officers served on the Company's Compensation Committee;

  •
  None of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee; and

  •
  None of the Company's executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no such committee, the entire Board of Directors) of another entity where one of that entity's executive officers served as a director on the Company's Board.

EXECUTIVE OFFICERS

        The following table sets forth certain information with respect to our executive officers other than Messrs. Boshart and Hensel whose information is provided as part of Proposal I:

Name	Age	Position
Vickie Anenberg	39	President, Cross Country Staffing
Dr. Franklin A. Shaffer, RN, FAAN	61	President, Education and Training Division
Tony Sims	44	President, Clinical Trials Staffing
Carol D. Westfall	54	President, Search and Recruitment
Annette Gardner	50	President, Cross Country Local
Jonathan W. Ward	39	Executive Vice President, Cross Country Staffing
Victor Kalafa	50	Vice President, Corporate Development and Strategy
Daniel J. Lewis	47	Principal Accounting Officer

        Vickie Anenberg has served as President of Cross Country Staffing since August 2002 and formerly as President of the Travel Staffing Division from February 2000 to August 2002. Prior to that she served as Vice President of the Nursing Division for our predecessor, since 1995. Prior to joining Cross Country Staffing in 1990, she worked for Proctor & Gamble since 1986.

        Kevin Conlin served as President of Cross Country Consulting from April 2001 to February 2004. Before joining Cross Country, he served from 1996 to March 2001 as the President and Chief Executive Officer of Partners First, a consulting firm focused on physician-hospital partnering and managed care. He also served as a senior executive at Ascension Health, one of the largest not-for-profit hospital systems in the U.S. He holds a B.A. in Biological Sciences from Rutgers University and a Masters of Health Administration from Duke University.

        Dr. Franklin A. Shaffer, RN, FAAN has served as President of the Education and Training Division since March 2001. He also served as Vice President in our Education Division since February 1996. Dr. Shaffer has also served as adjunct faculty in graduate nursing programs at Teachers College, Columbia University, Adelphi University and Hunter College. Dr. Shaffer holds a Doctorate of Education in Nursing Administration and a Masters of Education and a Masters of Arts from Teachers College, Columbia University. In 2002, Dr. Shaffer was inducted into the American Academy of Nursing.

        Tony Sims has served as President of the Clinical Trials Staffing business since January 2001, as Executive Vice President of Operations for ClinForce from March 1998 to December 2000 and as Managing Director of ClinForce from August 1997 to March 1998. Before joining ClinForce, Mr. Sims served in various roles, including National Account Executive and Business Development Manager, with the healthcare staffing and support groups at Kelly Scientific Resources from August 1996 to August 1997. Mr. Sims holds a B.S. in Chemistry from Piedmont College.

        Carol D. Westfall has served as President of the Search and Recruitment business since October 2000. Ms. Westfall served as Senior Vice President of Cejka & Company's Physician Search and Outsourced Executive Search Divisions from August 1999 to October 2000 and Vice President of the Outsourced Executive and Physician Search Division from 1994 to July 1999. Ms. Westfall holds a B.S. degree in Education from Michigan State University and has completed graduate work in Secondary Administration with Purdue University.

        Annette Gardner has served as President of Cross Country Local, Inc. since October 2001, the President of E-Staff, Inc. from August 2000 to December 2003 and an executive officer since February 2002. Ms. Gardner founded Nurse Works, Inc. in 1986 and served as its Chief Executive Officer until July 1999. She is also the founder of Bates & Associates, a small healthcare consulting firm. She received her nursing degree in 1974 and continued her education in management and business studies at Temple University.

        Jonathan W. Ward has served as Executive Vice President, Cross Country Staffing since August 2002 and formerly as Chief Marketing and Strategy Officer from 1999 to August 2002. Mr. Ward has been an executive officer since February 2002. He served as Vice President of Marketing at our predecessor since 1995 and Director of Marketing and Business Development since 1993. Mr. Ward holds a B.A. in Political Science from Drew University and an M.B.A. from Rutgers University, Graduate School of Management.

        Victor Kalafa has served as Vice President of Corporate Development and Strategy since November 2002 and Vice President of Corporate Development since April 2001 and an executive officer since February 2002. From March 1999 to April 2001, Mr. Kalafa was President of KSR Group, Inc., a management consulting company. Mr. Kalafa served as Chief Operating Officer for Scott Medical Group, Inc., a healthcare management company, from January 1998 to March 1999. He was Vice President of Business Development for W.R. Grace & Co. from 1991 to 1998. Mr. Kalafa holds a B.A. degree in History from Lafayette College and an M.B.A. from Columbia University.

        Daniel J. Lewis has served as Chief Accounting Officer and an executive officer since August 2002. Prior to that Mr. Lewis was Corporate Controller of Cross Country. Mr. Lewis also served as Controller of our predecessor since 1989. Mr. Lewis is a C.P.A. and holds a B.B.A. in Accounting from the University of Texas at Austin.

EXECUTIVE COMPENSATION

        The following table sets forth certain summary information with respect to compensation we paid in 2001, 2002 and 2003 to our Chief Executive Officer and our four other most highly compensated executive officers as of December 31, 2003 whose salary and bonus earned in 2003 exceeded $100,000:

Summary Compensation Table

					Long Term Compensation
		Annual Compensation			Awards		Payout
Principal Name and Positions	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation($)	Restricted Stock Awards ($)(b)(c)	Securities Underlying Options	LTIP Payouts ($)	All Other Compensation ($)(d)
Joseph A. Boshart	2003	350,000	—	—	—	17,000	—	5,480
President and Chief	2002	327,788	45,801	—	70,000	—	—	5,000
Executive Officer	2001	273,000	184,412	—	—	—	—	5,250
Emil Hensel	2003	262,500	40,000	—	—	15,000	1	5,480
Chief Financial Officer	2002	251,683	34,351	—	52,497	—	—	5,500
	2001	225,000	151,988	—	—	—	—	5,250
Vickie Anenberg	2003	200,000	37,500	—	—	14,000	—	5,480
President, Cross	2002	174,972	36,395	—	21,998	—	—	5,500
Country Staffing	2001	154,842	144,051	—	—	—	—	5,250
Kevin Conlin(a)	2003	242,292	—	—	—	6,000	—	5,480
President, Cross	2002	230,833	117,500	—	—	92,822	—	2,938
Country Consulting	2001	159,375	199,125	—	—	—	—	—
Carol D. Westfall	2003	230,000	78,000	—	—	6,000	—	5,480
President, Search and	2002	180,000	256,500	—	—	—	—	5,500
Recruitment	2001	180,000	272,997	—	—	—	—	5,250

(a)
Mr. Conlin tendered his resignation to the Company, effective February 5, 2004.

(b)
Reflects shares granted on March 17, 2003 as additional compensation for the Company's 2002 fiscal year. Based on the closing price of our Common Stock on March 14, 2003 of $9.99, the last business day prior to the date of grant, multiplied by the number of shares of Common Stock underlying the restricted stock grants.

(c)
Each of the restricted stock grants are subject to the following vesting schedule: one-third of the shares granted will vest on March 17, 2004, one-third of the shares granted will vest on March 17, 2005 and one-third of the shares granted will vest on March 17, 2006.

(d)
Amounts consist of employer matching contributions to our 401(k) plan.

Stock Options

        The following tables set forth information concerning grants of stock options to, and exercises of stock options by, the Named Executive Officers during the year ended December 31, 2003, and the number and value of unexercised options held by each of them at December 31, 2003.

Option Grants in Last Fiscal Year

		Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees In Fiscal Year
Name			Exercise Price ($) (a)	Expiration Date
					5% ($)	10% ($)
Joseph A. Boshart	17,000	9.1%	$10.38	4/11/2013	$110,975	$281,232
Emil Hensel	15,000	8.0%	$10.38	4/11/2013	$97,919	$248,146
Vickie Anenberg	14,000	7.5%	$10.38	4/11/2013	$91,391	$231,603
Kevin Conlin	6,000	3.2%	$10.38	4/11/2013	$39,168	$99,258
Carol D. Westfall	6,000	3.2%	$10.38	4/11/2013	$39,168	$99,258

(a)
Fair market value of a share of Common Stock on the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

				Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End
Name	Shares Acquired on Exercise (#)	Value Realized ($)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Joseph A. Boshart	22,000	92,620	(a)	476,694	17,000	983,298	78,200
Emil Hensel	7,000	29,330	(b)	396,155	15,000	893,641	69,000
Vickie Anenberg	6,500	26,325	(c)	198,578	14,000	450,437	64,400
Kevin Conlin	—	—	(d)	58,013	40,809	26,991	43,795
Carol D. Westfall	6,478	22,773		22,769	6,000	72,647	27,600

(a)
Based on the difference between the market price of our Common Stock on May 20, 2003, the date of exercise, of $11.96 and the per share option exercise price, multiplied by the number of shares of common stock underlying those options exercised on such date.

(b)
Based on the difference between the market price of our Common Stock on May 21, 2003, the date of exercise, of $11.94 and the per share option exercise price, multiplied by the number of shares of common stock underlying those options exercised on such date.

(c)
Based on the difference between the market price of our Common Stock on May 22, 2003, the date of exercise, of $11.80 and the per share option exercise price, multiplied by the number of shares of common stock underlying those options exercised on such date.

(d)
Based on the difference between the market price of our Common Stock on February 26 and May 23, 2003 of $10.60 and $11.93, respectively, and the per share option exercise price, multiplied by the number of shares of Common Stock underlying the options.

Employment Agreements

        We are party to employment agreements with each of Joseph A. Boshart and Emil Hensel, pursuant to which Mr. Boshart serves as our President and Chief Executive Officer and Mr. Hensel serves as our Chief Financial Officer. The initial term of each agreement expired on July 29, 2002.

Upon expiration of such initial term, each agreement automatically renewed for a one-year term, and will continue to renew for successive one-year terms unless prior to the end of such renewal term either party has given at least 90 days' prior written notice of its intention not to renew the agreement. Messrs. Boshart and Hensel currently receive annual base salaries of $350,000 and $262,500, respectively. These salaries are subject to increase upon annual review by the Compensation Committee of the Board of Directors, and each of Messrs. Boshart and Hensel is eligible to receive an annual bonus at the discretion of our Compensation Committee. Messrs. Boshart and Hensel are eligible to participate in all benefit plans and fringe benefit arrangements available to our senior executives. If either executive's employment is terminated without cause, the executive will be entitled to the greater of (x) base salary, for the balance of the renewal term, certain other benefits provided in the agreement and bonus for the fiscal year in which termination occurs or (y) one year's worth of his base salary in effect as of the date of termination. Each of Messrs. Boshart and Hensel is subject to a two-year post-termination noncompetition covenant. However, if either executive's employment is terminated without cause, then the non-competition agreement will be effective only if we continue to pay the executive's base salary, bonus and other benefits provided in the agreement for the term of the noncompetition covenant. We are permitted to terminate the noncompetition covenant, and related payments, upon 30 days' prior written notice.

        The Company was previously a party to employment agreements with Mr. Conlin and Ms. Gardner. Mr. Conlin resigned from his position, effective February 5, 2004. Ms. Gardner's employment agreement was terminated, effective January 8, 2004; however, she remains an employee of the Company.

Our Stock Plans

        Amended and Restated 1999 Stock Option Plan.    We have reserved for issuance 2,145,515 shares of common stock under our Amended and Restated 1999 Stock Option Plan, subject to adjustment for stock splits or similar corporate events. Our Amended and Restated 1999 Stock Option Plan provides for the granting of options to purchase shares of our common stock to any of our employees or consultants and our non-employee directors. Each stock option granted under our Amended and Restated 1999 Stock Option Plan is either intended to qualify as an incentive stock option or is a non-qualified stock option. The plan is administered by the Compensation Committee of our Board of Directors. The exercise price of options granted under our Amended and Restated 1999 Stock Option Plan is determined by the Committee. In the case of incentive stock options granted to ten percent stockholders, the exercise price cannot be less than 110% of the fair market value of the common stock. In the event of a change of control of our company, stock options granted and not previously exercisable will become exercisable unless the Committee determines in good faith that an alternative option will be substituted.

        Amended and Restated Equity Participation Plan.    We have reserved for issuance 2,252,486 shares of common stock under our Amended and Restated Equity Participation Plan, subject to adjustment for stock splits or similar corporate events. Our Amended and Restated Equity Participation Plan provides for the granting of options to purchase shares of our common stock to key management employees of our Company and our affiliates. Each stock option granted under our Amended and Restated Equity Participation Plan is either intended to qualify as an incentive stock option or is a non-qualified stock option. The exercise price of options granted under our Amended and Restated Equity Participation Plan is divided into five tranches ranging from 100 percent to 300 percent of the fair market value of the common stock on the date of grant. However, for incentive stock options granted to ten percent stockholders, the exercise price in the first tranche cannot be less than 110 percent of the fair market value of the common stock on the date of grant. The Plan is currently administered by the Compensation Committee of our Board of Directors. In the event of a change in control of our Company, stock options granted and not previously exercisable will become exercisable unless the Committee determines in good faith that an alternative option will be substituted.

        401(k) Plan.    We maintain a 401(k) Plan. The plan permits eligible employees to make voluntary, pre-tax contributions to the plan up to a specified percentage of compensation, subject to applicable tax limitations. We may make a discretionary matching contribution to the plan equal to a pre-determined percentage of an employee's voluntary, pre-tax contributions and may make an additional discretionary profit sharing contribution to the plan, subject to applicable tax limitations. Eligible employees who elect to participate in the plan are generally vested in any matching contribution after three years of service with the Company. The plan is intended to be tax-qualified under Section 401(a) of the Internal Revenue Code so that contributions to the plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the plan, and so that our contributions, if any, will be deductible by us when made.

        Deferred Compensation Plan.    The Board of Directors adopted the Deferred Compensation Plan, an unfunded non-qualified deferred compensation arrangement, effective as of January 1, 2004. Designated executives of the Company may elect to defer the receipt of a portion of their annual base salary, bonuses and commissions and the delivery of stock option gains to the Company's Deferred Compensation Plan. The Company may also make a discretionary contribution to the Deferred Compensation Plan on behalf of certain participants. Participants are immediately fully vested in any deferrals of annual base salary, bonuses, commissions and stock option gains and generally become vested in Company contributions after three years from the date such contribution is made to the plan. A participant's account balance will also become fully vested upon the occurrence of a change in control or upon a participant's retirement, death during employment or disability. Generally, payments under the Deferred Compensation Plan automatically commence upon a participant's retirement, termination of employment or death during employment; however, under certain limited circumstances described in the Plan, participants may receive distributions during employment. Benefits under the Deferred Compensation Plan are payable solely by the Company. To enable the Company to meet its financial commitment under the Deferred Compensation Plan, assets may be set aside in a corporate-owned vehicle. These assets are available to all general creditors of the Company in the event of the Company's insolvency. Participants of the Deferred Compensation Plan are unsecured general creditors of the Company with respect to the Deferred Compensation Plan benefits.

RELATED PARTY TRANSACTIONS

        Our Director, W. Larry Cash, is the Executive Vice President and Chief Financial Officer of Community Health Systems. During our fiscal year ended December 31, 2003, we provided healthcare staffing services to Community Health Systems resulting in revenues to us of $1,416,159.

        Our Director, Joseph Swedish, is the Chief Executive Officer and President of Centura Health. During our fiscal year ended December 31, 2003, we provided healthcare staffing services to Centura Health resulting in revenues to us of $2,901,970.

        Our Director, Joseph Trunfio, is the Chief Executive Officer and President of Atlantic Health System. During our fiscal year ended December 31, 2003, we provided healthcare staffing services to Atlantic Health System resulting in revenues to us of $2,544,922.

PERFORMANCE GRAPH

        The following graph shows the total stockholder return through December 31, 2003 of an investment of $100 in cash on October 24, 2001 (the date of our initial public offering) (i) in Cross Country's common stock (CCRN), (ii) the Nasdaq Market Index (NASDAQ), and (iii) the Dow Jones U.S. Healthcare Providers Index (DJUSHP). Historic stock price performance is not indicative of future stock price performance. All values assume reinvestment of the full amount of all dividends and are calculated as of the last day of each month.

	10/24/01	12/31/01	3/31/02	6/30/02	9/30/02	12/31/02	3/31/03	6/30/03	9/30/03	12/31/03
CCRN	$100.00	$155.88	$158.82	$222.35	$83.06	$82.06	$67.65	$77.41	$82.35	$88.12
NASDAQ	100.00	112.52	106.61	84.98	68.19	77.79	78.26	94.36	103.88	116.31
DJUSHP	100.00	107.93	118.89	127.68	117.73	98.49	101.29	108.86	113.04	129.94

PROPOSAL II

RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The independent public accounting firm for Cross Country for the fiscal year ended December 31, 2003 was Ernst & Young LLP ("E&Y"). The Board, upon the recommendation of the Audit Committee, has appointed E&Y, subject to ratification by the stockholders, to audit the financial statements of the Company for the fiscal year ending December 31, 2004. In arriving at its recommendation to the Board, the Audit Committee reviewed the performance of E&Y in prior years, as well as the firm's reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee expressed its satisfaction with E&Y in these respects. E&Y's fees for services rendered during the fiscal years ending December 31, 2002 and December 31, 2003 were:

	2003	2002
Audit Fees:	$345,516	$471,705
Audit-Related Fees:	189,245	65,785
Tax Fees:	259,307	156,218
All Other Fees:	—	46,859
Total:	794,068	740,567

        Audit Fees consist of the fees billed for professional services rendered for the Company's annual financial statements and review of the financial statements included in the Company's Form 10-Q and services that are provided in connection with statutory and regulatory filings or engagements. Audit Fees for 2002 and 2003 included three quarterly reviews for each year.

        Audit-Related Fees consist of the fees for assurance and related services that are reasonably related to the performance of the audit and review of the Company's financial statements and are not reported under Audit Fees. Audit-Related Fees include the fees for the Company's secondary public offering in 2002, audits in connection with proposed or consummated acquisitions and attest services not required by statute or regulation.

        Tax Fees consist of services rendered for tax compliance, advice and planning. Tax Fees include fees for tax return preparation.

        All Other Fees consist of fees for products and services other than the services reported above.

        All of the fees described above were approved by the Audit Committee. None of the hours expended by E&Y on the audit of the Company's financial statements in 2003 were performed by persons other than E&Y's full time, permanent employees. E&Y has audited the Company's financial statements since the year of its establishment in 1999.

        The Audit Committee has considered, and is satisfied that, the provision of the services provided by E&Y represented under the headings "Audit-Related Fees," "Tax Fees" and "All Other Fees" is compatible with maintaining the principal accountants' independence.

        The Board deems the ratification of the selection of E&Y as independent accountants of the Company to be in the best interest of the Company and its stockholders and recommends that holders of the Common Stock vote FOR Proposal II.

        Representatives of E&Y are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions asked by stockholders.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Auditor

        It is the Company's policy that the Audit Committee pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services. The Audit Committee will consider annually and, if appropriate, approve the scope of the audit services to be performed during the fiscal year. The Chairman of the Audit Committee has been vested with the authority to approve or pre-approve services to be provided by the independent auditors when expedition of services is necessary, provided that the Chairman reports any approval or pre-approval decisions to the Audit Committee at its next scheduled meeting.

        The Audit Committee is prohibited from delegating its responsibility to pre-approve services of the independent auditor to management. None of the services of the independent auditors were approved by the Audit Committee pursuant to a waiver of the Commission's rules regarding pre-approval.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

        Section 16(a) of the Exchange Act and the rules thereunder require our directors and officers, and persons who own more than 10% of our outstanding Common Stock to file reports of ownership and changes in ownership with the Commission. Our personnel generally prepare these reports on the basis of information obtained from each director and officer, and greater than ten percent stockholders are required by the Commission to furnish us with copies of all reports filed. To our best knowledge, all reports required by Section 16(a) of the Exchange Act to be filed by our directors, officers and 10% or greater stockholders during the year ended December 31, 2003 were filed on time, except that a Form 4 was not timely filed for a February 26, 2003 transaction by Carol Westfall. A Form 4 for this transaction was filed with the Commission on March 25, 2003.

DEADLINES FOR SUBMISSION OF
PROXY PROPOSALS AND OTHER BUSINESS

        Stockholder proposals intended to be included in the Proxy Statement and form of proxy for the Annual Meeting of Stockholders to be held in 2005, in addition to meeting certain eligibility requirements established by the Commission, must be in writing and received by the Secretary at the Company's principal executive offices on or prior to December 24, 2004. Alternative notice deadlines apply if the date of the annual meeting differs by more than 30 days from the date of the previous year's annual meeting.

                      By Order of the Board of Directors

                      Stephen W. Rubin
                      Secretary

April 12, 2004

PROXY

CROSS COUNTRY HEALTHCARE, INC.
6551 Park of Commerce Boulevard., N.W.
Boca Raton, Florida 33487

This Proxy is solicited on behalf of the Board of Directors

        The undersigned, having duly received the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 12, 2004, hereby appoints Joseph A. Boshart and Thomas C. Dircks as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Cross Country Healthcare, Inc. held of record by the undersigned on March 15, 2004, at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Daylight Time on Tuesday, May 11, 2004 at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299 and at any adjournments or postponements thereof. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

CROSS COUNTRY HEALTHCARE, INC.'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS

1.	PROPOSAL TO ELECT NINE DIRECTORS FOR TERMS EXPIRING AT THE 2005 ANNUAL MEETING.	FOR all nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

Joseph A. Boshart, Emil Hensel, W. Larry Cash, C. Taylor Cole Jr., Thomas C. Dircks, Eric T. Fry, M. Fazle Husain, Joseph Swedish and Joseph Trunfio

INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name on the space provided below.

2.
PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(See reverse side)

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

Dated:

Signature:

Please sign exactly as names appear on this Proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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CROSS COUNTRY HEALTHCARE, INC. 6551 Park of Commerce Boulevard, N.W. Boca Raton, Florida 33487
CROSS COUNTRY HEALTHCARE, INC. 6551 Park Of Commerce Boulevard, N.W. Boca Raton, Florida 33487
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2004
CROSS COUNTRY HEALTHCARE, INC. 6551 Park Of Commerce Boulevard, N.W. Boca Raton, Florida 33487 PROXY STATEMENT
GENERAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL I ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
RELATED PARTY TRANSACTIONS
PERFORMANCE GRAPH
PROPOSAL II RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
DEADLINES FOR SUBMISSION OF PROXY PROPOSALS AND OTHER BUSINESS